_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                        Reported):  November 21, 1996


          CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 1996, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 1996-1).


                           CWABS, INC.
     ______________________________________________________
     (Exact name of registrant as specified in its charter)


          Delaware               333-11095          95-4596514
____________________________   ____________     _________________
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       155 North Lake Avenue
       Pasadena, California                          91101
     ________________________                     __________
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 584-2212
                                                   _____ ________

_________________________________________________________________


Item 5.        Other Events.
____           ____________

Filing of Certain Materials
___________________________

               Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Asset-Backed Certificates, Series 1996-1.

               In connection with the offering of the Asset-Backed Certificates, Series 1996-1, Prudential Securities Incorporated and Countrywide Securities Corporation ("the Underwriters"), as the underwriters of the Certificates, have each prepared certain materials for distribution to its respective potential investors, which materials consist of one or more of the following: "Computational Materials", "Collateral term sheets" and "Structural term sheets" (in each case as defined below and, collectively, the "Filed Materials"). Although the Company provided the Underwriters with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, it did not participate in the preparation of the Filed Materials.

               For purposes of this Form 8-K, (i) "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature,
(ii) "Collateral term sheets" shall have the meaning ascribed thereto in the letter dated February 13, 1995 filed on behalf of the Public Securities Association (the "No-Action Letter", which No-Action Letter, and the Commission's response thereto, were publically available on February 17, 1995) and (iii) "Structural term sheets" shall have the meaning ascribed thereto in the No-Action Letter. The Filed Materials of the Underwriters are filed as
Exhibit 99.1.


___________________
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated November 13, 1996 and prospectus supplement dated November 21, 1996, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 1996-1.

Incorporation of Certain Documents by Reference
_______________________________________________

               Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), the Company will incorporate by reference the financial statements of MBIA Insurance Corporation, into the Company's registration statement (File No. 333-11095). The financial statements will be referred to in the prospectus supplement relating to the Company's Asset-Backed Certificates, Series 1996-1. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as
Exhibit 99.2.

Item 7.  Financial Statements, Pro Forma Financial
____     _________________________________________

         Information and Exhibits.
         ________________________

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Filed Materials.

     99.2 Consent of Coopers & Lybrand.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CWABS, INC.



                              By: /s/ David Walker
                                  _________________________________
                                  David Walker
                                  Vice President



Dated:  November 20, 1996

                                Exhibit Index
                                _____________


Exhibit                                                                  Page
_______                                                                  ____

99.1      Filed Materials                                                   X

99.2      Consent of Coopers & Lybrand                                      X



                                Exhibit 99.1
                                ------------


             Preliminary Information for CWABS Series 1996-1


                     -  Countrywide Home Loans, Inc.
                        Seller and Master Servicer

                     -  CWABS Series 1996-1

        $ 204,424,000    Class A-1 Certificates   1M LIBOR +     %
        $  72,500,000    Class A-2 Certificates        %
        $  22,911,000    Class A-3 Certificates        %


The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Seller. PSI makes no representations as to the accuracy of such information provided to it by the Seller. All assumptions and information in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consumated without the purchaser first having received a prospectus and, if required, prospectus supplement. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.



                             CWABS Series 1996-1


Title of Securities:    Asset-Backed Certificates, Series 1996-1, Classes A-1
                        through A-3 (collectively, the "Certificates").

Description of
Transaction:            This approximately [$299,835,000] MBIA-wrapped
                        transaction is supported by two collateral pools.

			Class A-1 are floating-rate certificates backed by adjustable-rate home equity mortgage loans ("Loan Group 1"). The Class A-1 Certificates are subject to an available funds cap and feature an interest shortfall reimbursement, in which any interest shortfall due to movements in one-month LIBOR will be carried forward, with accrued interest at the coupon rate, and paid from excess cash flow in a later period. The Class A-1 Certificates are also subject to a hard cap of [14%]. Class A-2 and A-3 are fixed-rate certificates backed by fixed-rate home equity mortgage loans ("Loan Group 2").

-------------------------------------------------------------------------------
    CERTIFICATE CLASS A-1 (SUPPORTED BY ADJUSTABLE-RATE HOME EQUITY MORTGAGE
                             LOANS -- Loan Group 1)
-------------------------------------------------------------------------------

				     Class A-1
				     ---------
Approximate Size:                   [$ 204,424,000]

Prepayment Assumption:              [25 HEP]
                                    **Actual prepayments may vary**

Avg. Life to Maturity (app.)        [3.60 years]
Avg. Life to Call (app.)            [3.35 years]

Coupon:                             1M LIBOR + [     %]*

				    *(Class A-1 Certificates are subject to an
                                      available funds cap, and subject to a
                                      hard cap of [14%].  Also, if the Master
                                      Servicer does not exercise its option to call at the 10% Cleanup Call, then the coupon on the Class A-1 Certificates will be increased to 1M LIBOR + 2*[ %]. Class A-1 Certificates are entitled to interest shortfall reimbursement.)

Coupon Day Count:                   Actual/360

Life Cap:

Expected Maturity (to maturity):    [10/25/14]
Expected Maturity (to call):        [03/25/05]

Stated Maturity:                    [12/1/26]

Dated Date:                         [November  , 1996]


-------------------------------------------------------------------------------
     CERTIFICATE CLASSES A-2 AND A-3 (SUPPORTED BY FIXED-RATE HOME EQUITY
                        MORTGAGE LOANS) -- Loan Group 2
-------------------------------------------------------------------------------

                                    Class A-2                   Class A-3
				    ---------	                ---------
Approximate Size                    [$72,500,000]               [$22,911,000]

Prepayment Assumption:              [23 HEP]                    [23 HEP]
                                        **Actual prepayments may vary**

Avg. Life to Maturity:  (app.)      [2.00 years]                [8.40 years]
Avg. Life to Call:  (app.)          [2.00 years]                [7.24 years]

Coupon                              [    %]                     [    %]*
								*(if the Master Servicer does not exercise its option to call
								at the 10% Cleanup Call, then the coupon on the Class A-3
								Certificates will be raised by [50]bps)

Coupon Day Count                    30/360                      30/360

Expected Maturity (to maturity)     [12/25/01]                  [04/25/12]
Expected Maturity (to call)         [12/25/01]                  [03/25/05]

Stated Maturity                     [02/25/14]                  [11/1/26]

Dated Date:                         [November 1, 1996]          [November 1, 1996]


    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE
        SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES
                 INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                                           CWABS 1996-1

Pricing Date:            [November   , 1996]

Settlement Date:         [November 26, 1996]

Cleanup Call:            The Master Servicer may repurchase the collateral and,
(All Certificate         as a result, cause the Certificates to be called at
Classes)                 par plus accrued interest after the remaining balances
                         of the loans are less than 10% of Cutoff Date Pool
                         Principal Balance (which includes both Loan Group 1 and Loan Group 2).

Form of Certificates:    Book entry form, same day funds (through DTC, CEDEL
                         or Euroclear).

Master Servicer:         Countrywide Home Loans, Inc.

Servicing Fee:           50 basis points per annum.

Trustee:                 The Bank of New York.

Payment Date:            The 25th day of each month or, if such day is not a
                         business day, the next succeeding business day, beginning on December 26, 1996.

Payment Delay:           24 days for Certificate Classes A-2 and A-3. There
                         will be no delay for Certificate Class A-1.

Interest Accrual
Period: For Certificate Class A-1, interest will accrue from the 25th date of the preceeding month until the 24th day of the current month based on an actual/360 day count. The Class A-1 Certificates will accrue interest
                         from the settlement date [November   , 1996]. Interest
                         will accrue from the 1st day of the preceeding month until the 30th day of the preceeding month for Certificate Classes A-2 and A-3.

Certificate Ratings:     The Certificates will be rated AAA/Aaa by Standard &
                         Poor's and Moody's, respectively. These ratings will not address the interest shortfall reimbursement.

Certificate Insurer:     Municipal Bond Investors Assurance Corporation
                         ("MBIA").  MBIA's claims-paying ability is rated
                         AAA/Aaa by Standard and Poor's and Moody's.

Certificate Insurance:   Timely interest and eventual principal payments on the
                         Certificates will be 100% guaranteed by MBIA. The insurance policy does not include the interest shortfall reimbursement for the Class A-1
                         Certificates.

ERISA
Considerations:          All of the Certificates will be ERISA eligible.
                         However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.

Taxation:                REMIC.

Legal Investment:        The Certificates will not be SMMEA eligible.

Credit Enhancement:      1) 100% wrap from MBIA guarantees timely payment of
                            interest and eventual principal (excluding interest shortfall reimbursement).
                         2) Overcollateralization.
                         3) Cross-Collateralization.
                         4) Ongoing spread.

Overcollateralization:   The subordination provisions of the Trust are intended
                         to provide for limited acceleration of the Certificates relative to the amortization of the related collateral, generally in the early months of the transaction. The accelerated amortization is achieved by applying certain excess interest collected on the collateral to the payment of principal on the Certificates. This acceleration feature is intended to create, with respect to each Collateral Pool, an amount ("Overcollateralization") resulting from, and equal to, the excess of the aggregate principal balances of the Collateral Pool over the principal balance of the related Certificates. Once the required Overcollateralization level is reached, the acceleration feature will cease, unless necessary to maintain the required level of Overcollateralization.

                         CERTIFICATE CLASS A-1 (supported by adjustable-rate home equity mortgage loans): Excess spread will be used to build the Spread Amount to an initial target of [TBD]% of the original principal balance. After 30 months, the Spread Amount requirement will be changed to the lesser of [TBD]% of original principal balance or [TBD]% of current principal balance, subject to a floor of [TBD]% of original principal balance.

                         CERTIFICATE CLASSES A-2 AND A-3 (supported by fixed-rate home equity mortgage loans): Excess spread will be used to build the Spread Amount to an initial target of [TBD]% of the original principal balance. After 30 months, the Spread Amount requirement will be changed to the lesser of [TBD]% of original principal balance or [TBD]% of current principal balance, subject to a floor of [TBD]% of original principal balance.

Cross-
Collateralization:       Excess spread from each of the two collateral pools
                         will be available to credit-enhance all Certificates supported by the other pool, pro rata, based on their needs.


    THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE
         SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES
                 INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                                           CWABS Series 1996-1

Cashflow Structure:      A. Interest Payments are applied as follows:

                            CERTIFICATE CLASS A-1 (supported by adjustable-rate home equity mortgage loans)
                            1) Repayment of any unreimbursed Servicer advances
                               with respect to defaulted loans;
                            2) Ongoing Trust Fees;
                            3) Accrued monthly interest, subject to the
                               available funds cap and a [14%] hard cap;
                            4) Paydown of Certificates to the required level of
                               Overcollateralization;
                            5) Payment requirement from another cross-
                               collateralized pool (if any);
                            6) Interest Carryover (if any);
                            7) Any excess cash flow reverts to the Seller.

                            CERTIFICATE CLASSES A-2 AND A-3 (supported by fixed-rate home equity mortgage loans)
                            1) Repayment of any unreimbursed Servicer advances
                               with respect to defaulted loans;
                            2) Ongoing Trust Fees;
                            3) Accrued monthly interest;
                            4) Paydown of Certificates to the required level of
                               Overcollateralization;
                            5) Payment requirement from another cross-
                               collateralized pool (if any);
                            6) Any excess cash flow reverts to the Seller.

                         B. Principal payments are applied as follows:

                            CERTIFICATE CLASS A-1 (supported by adjustable-rate home equity mortgage loans)
                            1) 100% to Class A-1 until Class A-1 is retired.

                            CERTIFICATE CLASSES A-2 AND A-3 (supported by fixed-rate home equity mortgage loans)
                            1) 100% to Class A-2 until Class A-2 is retired;
                            2) 100% to Class A-3 until Class A-3 is retired.

Prospectus:              The Certificates are being offered pursuant to a
                         Prospectus which includes a Prospectus Supplement
			 (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consumated unless the purchaser has received the Prospectus.


     THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER.  IF YOU DID NOT RECEIVE
          SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES
                  INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 CURRENT BALANCE: $204,424,000.00                                                                 DATED DATE: 11/26/96
  CURRENT COUPON:  5.635%                                                                      FIRST PAYMENT: 12/25/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 3
ORIGINAL BALANCE: $204,424,000.00           BOND A1 DISCOUNT MARGIN ACT/360 TABLE           YIELD TABLE DATE: 11/26/96
                                            ************ TO CALL ****************
                                             ASSUMED CONSTANT LIBOR-1M 5.3750
           PRICING SPEED
                  25 GP I
                  23 GP II
                              15.00%      18.00%      20.00%      27.00%      30.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24        34.528      31.714      32.557      33.121      35.145      36.033
     99-24+       33.994      31.356      32.147      32.675      34.572      35.405
     99-25        33.460      30.998      31.736      32.229      33.999      34.777
     99-25+       32.927      30.641      31.326      31.783      33.427      34.149
     99-26        32.393      30.283      30.915      31.338      32.855      33.521
     99-26+       31.859      29.926      30.505      30.892      32.283      32.894
     99-27        31.326      29.568      30.095      30.447      31.711      32.266
     99-27+       30.793      29.211      29.685      30.002      31.139      31.639

     99-28        30.260      28.854      29.275      29.557      30.568      31.012
     99-28+       29.727      28.497      28.865      29.112      29.996      30.385
     99-29        29.194      28.140      28.456      28.667      29.425      29.758
     99-29+       28.661      27.783      28.046      28.222      28.854      29.131
     99-30        28.129      27.426      27.637      27.777      28.283      28.505
     99-30+       27.596      27.069      27.227      27.333      27.712      27.878
     99-31        27.064      26.713      26.818      26.888      27.141      27.252
     99-31+       26.532      26.356      26.409      26.444      26.570      26.626

    100-00        26.000      26.000      26.000      26.000      26.000      26.000
    100-00+       25.468      25.644      25.591      25.556      25.430      25.374
    100-01        24.936      25.287      25.182      25.112      24.860      24.749
    100-01+       24.405      24.931      24.774      24.668      24.290      24.123
    100-02        23.873      24.575      24.365      24.225      23.720      23.498
    100-02+       23.342      24.219      23.957      23.781      23.150      22.873
    100-03        22.811      23.864      23.548      23.337      22.580      22.248
    100-03+       22.280      23.508      23.140      22.894      22.011      21.623

    100-04        21.749      23.152      22.732      22.451      21.442      20.998
    100-04+       21.218      22.797      22.324      22.008      20.873      20.374
    100-05        20.688      22.441      21.916      21.565      20.304      19.750
    100-05+       20.157      22.086      21.508      21.122      19.735      19.125
    100-06        19.627      21.731      21.100      20.679      19.166      18.501
    100-06+       19.097      21.376      20.693      20.237      18.598      17.878
    100-07        18.567      21.020      20.285      19.794      18.029      17.254
    100-07+       18.037      20.666      19.878      19.352      17.461      16.630

First Payment      0.081       0.081       0.081       0.081       0.081       0.081
Average Life       3.349       5.452       4.586       4.147       3.085       2.773
Last Payment       8.331      13.497      11.331      10.247       7.497       6.664

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                THIS TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



 CURRENT BALANCE: $72,500,000.00                                                                  DATED DATE: 11/01/96
          COUPON:  6.515%                                                                      FIRST PAYMENT: 12/25/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 3
ORIGINAL BALANCE: $72,500,000.00                 BOND A2 PRICE-YIELD TABLE                  YIELD TABLE DATE: 11/26/96

                                                      PREPAYMENT SPEED
           PRICING SPEED
                  25 GP I
                  23 GP II
                              15.00%      18.00%      20.00%      27.00%      30.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP
     99-24         6.500       6.531       6.519       6.512       6.485       6.473
     99-24+        6.491       6.525       6.512       6.504       6.475       6.462
     99-25         6.483       6.519       6.505       6.496       6.464       6.451
     99-25+        6.474       6.512       6.498       6.488       6.454       6.440
     99-26         6.465       6.506       6.491       6.480       6.444       6.429
     99-26+        6.456       6.500       6.484       6.473       6.434       6.418
     99-27         6.447       6.494       6.476       6.465       6.424       6.406
     99-27+        6.439       6.488       6.469       6.457       6.414       6.395

     99-28         6.430       6.481       6.462       6.449       6.404       6.384
     99-28+        6.421       6.475       6.455       6.441       6.394       6.373
     99-29         6.412       6.469       6.448       6.434       6.384       6.362
     99-29+        6.404       6.463       6.441       6.426       6.374       6.351
     99-30         6.395       6.457       6.434       6.418       6.364       6.340
     99-30+        6.386       6.451       6.426       6.410       6.354       6.329
     99-31         6.377       6.444       6.419       6.402       6.343       6.318
     99-31+        6.368       6.438       6.412       6.395       6.333       6.307

    100-00         6.360       6.432       6.405       6.387       6.323       6.296
    100-00+        6.351       6.426       6.398       6.379       6.313       6.285
    100-01         6.342       6.420       6.391       6.371       6.303       6.274
    100-01+        6.333       6.414       6.384       6.364       6.293       6.263
    100-02         6.325       6.407       6.376       6.356       6.283       6.252
    100-02+        6.316       6.401       6.369       6.348       6.273       6.241
    100-03         6.307       6.395       6.362       6.340       6.263       6.230
    100-03+        6.298       6.389       6.355       6.332       6.253       6.219

    100-04         6.290       6.383       6.348       6.325       6.243       6.208
    100-04+        6.281       6.377       6.341       6.317       6.233       6.197
    100-05         6.272       6.371       6.334       6.309       6.223       6.186
    100-05+        6.264       6.364       6.327       6.301       6.213       6.175
    100-06         6.255       6.358       6.320       6.294       6.203       6.164
    100-06+        6.246       6.352       6.312       6.286       6.193       6.152
    100-07         6.237       6.346       6.305       6.278       6.183       6.141
    100-07+        6.229       6.340       6.298       6.270       6.173       6.130

First Payment      0.081       0.081       0.081       0.081       0.081       0.081
Average Life       1.999       2.978       2.517       2.281       1.717       1.550
Last Payment       5.081       7.747       6.497       5.914       4.331       3.831



The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                THIS TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



 CURRENT BALANCE: $22,911,000.00                                                                  DATED DATE: 11/01/96
          COUPON:  7.125%                                                                      FIRST PAYMENT: 12/25/96
          FACTOR: 1.0000000000                                                                 TOTAL CLASSES: 3
ORIGINAL BALANCE: $22,911,000.00                 BOND A3 PRICE-YIELD TABLE                  YIELD TABLE DATE: 11/26/96
                                                 ******** TO CALL ********
                                                     PREPAYMENT SPEED

           PRICING SPEED
                  25 GP I
                  23 GP II
                              15.00%      18.00%      20.00%      27.00%      30.00%
     PRICE           HEP         HEP         HEP         HEP         HEP         HEP

     99-24         7.190       7.201       7.198       7.195       7.186       7.181
     99-24+        7.188       7.199       7.195       7.193       7.182       7.178
     99-25         7.185       7.197       7.193       7.190       7.179       7.174
     99-25+        7.182       7.195       7.191       7.188       7.176       7.171
     99-26         7.179       7.193       7.188       7.185       7.173       7.167
     99-26+        7.176       7.191       7.186       7.183       7.170       7.164
     99-27         7.173       7.189       7.184       7.180       7.166       7.160
     99-27+        7.170       7.187       7.181       7.178       7.163       7.157

     99-28         7.168       7.185       7.179       7.175       7.160       7.153
     99-28+        7.165       7.183       7.177       7.173       7.157       7.150
     99-29         7.162       7.181       7.174       7.170       7.154       7.146
     99-29+        7.159       7.179       7.172       7.167       7.150       7.143
     99-30         7.156       7.176       7.170       7.165       7.147       7.139
     99-30+        7.153       7.174       7.167       7.162       7.144       7.136
     99-31         7.150       7.172       7.165       7.160       7.141       7.132
     99-31+        7.148       7.170       7.163       7.157       7.138       7.129

    100-00         7.145       7.168       7.160       7.155       7.135       7.125
    100-00+        7.142       7.166       7.158       7.152       7.131       7.122
    100-01         7.139       7.164       7.156       7.150       7.128       7.118
    100-01+        7.136       7.162       7.153       7.147       7.125       7.115
    100-02         7.133       7.160       7.151       7.145       7.122       7.111
    100-02+        7.130       7.158       7.149       7.142       7.119       7.108
    100-03         7.128       7.156       7.146       7.140       7.115       7.104
    100-03+        7.125       7.154       7.144       7.137       7.112       7.101

    100-04         7.122       7.151       7.142       7.135       7.109       7.097
    100-04+        7.119       7.149       7.139       7.132       7.106       7.094
    100-05         7.116       7.147       7.137       7.130       7.103       7.090
    100-05+        7.113       7.145       7.135       7.127       7.100       7.087
    100-06         7.111       7.143       7.132       7.125       7.096       7.083
    100-06+        7.108       7.141       7.130       7.122       7.093       7.080
    100-07         7.105       7.139       7.128       7.120       7.090       7.076
    100-07+        7.102       7.137       7.125       7.117       7.087       7.073

First Payment      5.081       7.747       6.497       5.914       4.331       3.831
Average Life       7.237      11.300       9.507       8.583       6.289       5.603
Last Payment       8.331      13.497      11.331      10.247       7.497       6.664


The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

                THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                THIS TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.



                                           CWABS Series 1996-1

(I) Available Funds information on Certificate A-1 Floating Rate Tranche:

   The Class A-1 Certificates are subject to an available funds cap:

   Available Funds on A-1 = (Group 1 Collateral Interest - Servicing Fee -
                             Ongoing Trust Fees - MBIA cushion)/(Bond Balance of Classes A-1)

                Servicing Fee is 50 bps
                Ongoing Trust Fees are 16 bps
                MBIA Cushion is 0 for months 0-12; 50bps thereafter

            A-1 Available
   Date      Funds Cap
------------------------
12/25/9      8.99%
1/25/97      9.01%
2/25/97      9.03%
3/25/97      9.09%
4/25/97      9.31%
5/25/97      9.58%
6/25/97      9.84%
7/25/97      9.88%
8/25/97      9.89%
9/25/97      9.91%
10/25/9     10.04%
11/25/9     10.21%
12/25/9      9.86% ==> Cushion Starts
1/25/98      9.87%
2/25/98      9.88%
3/25/98      9.88%
4/25/98      9.89%
5/25/98      9.91%
6/25/98      9.92%
7/25/98      9.93%
8/25/98      9.94%
9/25/98     10.02%
10/25/9     10.24%
11/25/9     10.54%
12/25/9     10.82%
1/25/99     10.83%
2/25/99     10.84%
3/25/99     10.85%
4/25/99     10.90%
5/25/99     10.99%
6/25/99     11.07%
7/25/99     11.08%
8/25/99     11.10%
9/25/99     11.10%
10/25/9     11.10%  AND THEREAFTER

THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

________________________________________________________________________________

     -  COUNTRY WIDE 1996-1
     -  Cut Off Date of Tape is  11/196
     -  ARM COLLATERAL (GROUP I)
     -  $204,424,646.51
________________________________________________________________________________

Number of Mortgage Loans:                                   2,105

Index:                                      6M LIBOR AND 1 YR CMT

Aggregate Unpaid Principal Balance:               $204,424,646.51
Aggregate Original Principal Balance:             $204,530,062.00

Weighted Average Coupon (Gross):                           9.641%
Gross Coupon Range:                             5.750% -  14.375%

Weighted Average Margin (Gross):                           6.227%
Gross Margin Range:                             3.000% -   9.750%

Weighted Average Life Cap (Gross):                        16.636%
Gross Life Cap Range:                          12.750% -  21.375%

Weighted Average Life Floor (Gross):                       9.639%
Gross Life Floor Range:                         5.750% -  14.375%
________________________________________________________________________________

Average Unpaid Principal Balance:                      $97,113.85
Average Original Principal Balance:                    $97,163.92

Maximum Unpaid Principal Balance:                     $580,000.00
Minimum Unpaid Principal Balance:                       $6,970.93

Maximum Original Principal Balance:                   $580,000.00
Minimum Original Principal Balance:                     $7,350.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         357.311
Stated Rem Term Range:                         177.000 -  360.000

Weighted Average Age (First Pay thru Last Pay):             0.669
Age Range:                                       0.000 -   48.000

Weighted Average Original Term:                           357.980
Original Term Range:                           180.000 -  360.000

Weighted Average Original LTV:                             72.697
Original LTV Range:                            15.000% -  90.000%

Weighted Average Periodic Interest Cap:                    1.500%
Periodic Interest Cap Range:                    1.000% -   2.000%

Weighted Average Months to Interest Roll:                  14.776
Months to Interest Roll Range:                           1 -   25

Weighted Average Interest Roll Frequency:                   6.007
Interest Frequency Range:                                6 -   12
________________________________________________________________________________

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                      GROSS MORTGAGE INTEREST RATE RANGE
                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 5.50% < Gross Coupon <=  6.00%          1          224,000.00       0.11
 6.00% < Gross Coupon <=  6.50%          6        1,004,987.55       0.49
 6.50% < Gross Coupon <=  7.00%         18        2,459,026.41       1.20
 7.00% < Gross Coupon <=  7.50%         46        5,476,243.63       2.68
 7.50% < Gross Coupon <=  8.00%         88       10,991,234.52       5.38
 8.00% < Gross Coupon <=  8.50%        167       18,851,713.43       9.22
 8.50% < Gross Coupon <=  9.00%        287       32,936,415.10      16.11
 9.00% < Gross Coupon <=  9.50%        261       27,162,886.66      13.29
 9.50% < Gross Coupon <= 10.00%        336       32,519,733.99      15.91
10.00% < Gross Coupon <= 10.50%        292       25,430,922.29      12.44
10.50% < Gross Coupon <= 11.00%        258       20,234,813.44       9.90
11.00% < Gross Coupon <= 11.50%        176       13,850,467.86       6.78
11.50% < Gross Coupon <= 12.00%        104        8,370,894.92       4.09
12.00% < Gross Coupon <= 12.50%         38        2,245,486.93       1.10
12.50% < Gross Coupon <= 13.00%         14        1,648,993.35       0.81
13.00% < Gross Coupon <= 13.50%          5          297,792.44       0.15
13.50% < Gross Coupon <= 14.00%          6          538,431.70       0.26
14.00% < Gross Coupon <= 14.50%          2          180,602.29       0.09

____________________________________________________________________________
Total..........                       2105     $204,424,646.51     100.00%
============================================================================



                      REMAINING MONTHS TO STATED MATURITY
                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

168 < Rem Term <= 180         38       2,294,394.14           1.12%
300 < Rem Term <= 312          1         247,279.26           0.12%
336 < Rem Term <= 348          1         212,006.39           0.10%
348 < Rem Term <= 360      2,065     201,670,966.72          98.65%
___________________________________________________________________
Total............          2,105     204,424,646.51         100.00%
===================================================================



                        ORIGINAL LOAN-TO-VALUE RATIOS
                                                           Percentage of
                                            Aggregate      Cut-Off Date
        Original             Number of       Unpaid          Aggregate
      Loan-To-Value          Mortgage       Principal        Principal
          Ratio                Loans         Balance          Balance

10.000 < LTV <= 15.000             1            26,987.41       0.01
15.000 < LTV <= 20.000             5           115,670.93       0.06
20.000 < LTV <= 25.000             3           128,489.84       0.06
25.000 < LTV <= 30.000            10           583,651.93       0.29
30.000 < LTV <= 35.000            13           574,533.76       0.28
35.000 < LTV <= 40.000            28         1,526,634.57       0.75
40.000 < LTV <= 45.000            22         1,324,693.73       0.65
45.000 < LTV <= 50.000            52         3,890,687.18       1.90
50.000 < LTV <= 55.000            76         5,991,746.07       2.93
55.000 < LTV <= 60.000           124         9,265,682.60       4.53
60.000 < LTV <= 65.000           208        17,127,606.18       8.38
65.000 < LTV <= 70.000           394        36,261,838.43      17.74
70.000 < LTV <= 75.000           534        54,658,882.74      26.74
75.000 < LTV <= 80.000           371        41,822,418.99      20.46
80.000 < LTV <= 85.000           233        26,314,681.91      12.87
85.000 < LTV <= 90.000            31         4,810,440.24       2.35
__________________________________________________________________________
Total....................       2105      $204,424,646.51     100.00%
==========================================================================
        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                               DISTRIBUTION OF
                                   MARGINS


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                           Number of       Unpaid            Aggregate
        Gross              Mortgage       Principal          Principal
        Margin               Loans         Balance            Balance

 2.5 < Margin <=  3.0            2         459,285.65           0.22
 4.0 < Margin <=  4.5           12       1,266,466.18           0.62
 4.5 < Margin <=  5.0           97      10,155,899.98           4.97
 5.0 < Margin <=  5.5          318      34,852,779.87          17.05
 5.5 < Margin <=  6.0          466      54,275,856.58          26.55
 6.0 < Margin <=  6.5          462      42,498,771.29          20.79
 6.5 < Margin <=  7.0          356      30,931,218.80          15.13
 7.0 < Margin <=  7.5          219      16,187,336.67           7.92
 7.5 < Margin <=  8.0          130      10,943,984.16           5.35
 8.0 < Margin <=  8.5           30       2,258,697.55           1.10
 8.5 < Margin <=  9.0           11         481,319.85           0.24
 9.0 < Margin <=  9.5            1          40,779.93           0.02
 9.5 < Margin <= 10.0            1          72,250.00           0.04
__________________________________________________________________________
Total.................       2,105    $204,424,646.51         100.00%
==========================================================================



                                              LOAN SUMMARY STRATIFIED BY
                                                       LIFE CAP


                                                                Percentage of
                                               Aggregate        Cut-Off Date
                                  Number of     Unpaid            Aggregate
          Gross                   Mortgage     Principal          Principal
         Life Cap                   Loans       Balance            Balance

12.500 < LIFE CAP <= 13.000            2       471,279.26           0.23
13.000 < LIFE CAP <= 13.500            7     1,216,993.94           0.60
13.500 < LIFE CAP <= 14.000           17     2,211,747.15           1.08
14.000 < LIFE CAP <= 14.500           46     5,476,243.63           2.68
14.500 < LIFE CAP <= 15.000           88    10,991,234.52           5.38
15.000 < LIFE CAP <= 15.500          167    18,851,713.43           9.22
15.500 < LIFE CAP <= 16.000          287    32,935,341.34          16.11
16.000 < LIFE CAP <= 16.500          261    27,162,886.66          13.29
16.500 < LIFE CAP <= 17.000          336    32,519,733.99          15.91
17.000 < LIFE CAP <= 17.500          291    25,219,989.66          12.34
17.500 < LIFE CAP <= 18.000          258    20,234,813.44           9.90
18.000 < LIFE CAP <= 18.500          176    13,850,467.86           6.78
18.500 < LIFE CAP <= 19.000          104     8,370,894.92           4.09
19.000 < LIFE CAP <= 19.500           38     2,245,486.93           1.10
19.500 < LIFE CAP <= 20.000           14     1,648,993.35           0.81
20.000 < LIFE CAP <= 20.500            5       297,792.44           0.15
20.500 < LIFE CAP <= 21.000            6       538,431.70           0.26
21.000 < LIFE CAP <= 21.500            2       180,602.29           0.09
__________________________________________________________________________
Total.................              2105  $204,424,646.51         100.00%
==========================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                          LOAN SUMMARY STRATIFIED BY
                                  LIFE FLOOR


                                                           Percentage of
                                               Aggregate   Cut-Off Date
                                  Number of     Unpaid       Aggregate
          Gross                   Mortgage     Principal     Principal
        Life Floor                  Loans       Balance       Balance

 5.500 < Life Floor <=  6.000           1       224,000.00      0.11
 6.000 < Life Floor <=  6.500           6     1,004,987.55      0.49
 6.500 < Life Floor <=  7.000          18     2,459,026.41      1.20
 7.000 < Life Floor <=  7.500          46     5,476,243.63      2.68
 7.500 < Life Floor <=  8.000          88    10,991,234.52      5.38
 8.000 < Life Floor <=  8.500         168    19,063,719.82      9.33
 8.500 < Life Floor <=  9.000         287    32,935,341.34     16.11
 9.000 < Life Floor <=  9.500         261    27,162,886.66     13.29
 9.500 < Life Floor <= 10.000         336    32,519,733.99     15.91
10.000 < Life Floor <= 10.500         291    25,219,989.66     12.34
10.500 < Life Floor <= 11.000         258    20,234,813.44      9.90
11.000 < Life Floor <= 11.500         176    13,850,467.86      6.78
11.500 < Life Floor <= 12.000         104     8,370,894.92      4.09
12.000 < Life Floor <= 12.500          38     2,245,486.93      1.10
12.500 < Life Floor <= 13.000          14     1,648,993.35      0.81
13.000 < Life Floor <= 13.500           5       297,792.44      0.15
13.500 < Life Floor <= 14.000           6       538,431.70      0.26
14.000 < Life Floor <= 14.500           2       180,602.29      0.09
__________________________________________________________________________
Total.................               2105  $204,424,646.51    100.00%
==========================================================================

                                      2/28 6 MONTH LIBOR
                                   NEXT INTEREST ROLLDATE DATE


                                                      Percentage
                                                      of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance

   03/01/98              1        $181,341.39            00.16
   04/01/98              2         $74,874.80            00.07
   06/01/98              2        $146,931.83            00.13
   07/01/98             18      $1,584,409.09            01.41
   08/01/98             98     $10,077,761.90            08.97
   09/01/98            333     $28,207,323.03            25.10
   10/01/98            445     $37,154,435.75            33.06
   11/01/98            417     $34,805,680.00            30.97
   12/01/98              2        $159,000.00            00.14
__________________________________________________________________________
Total........         1318    $112,391,757.79           100.00%
==========================================================================

                                     6 MONTH LIBOR/ 1 YR CMT
                                   NEXT INTEREST ROLLDATE DATE


                                                      Percentage
                                                      of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance

   12/01/96              1        $210,932.63            00.23
   01/01/97              1        $230,556.58            00.25
   02/01/97             33      $4,633,029.72            05.03
   03/01/97            212     $25,243,625.19            27.43
   04/01/97            277     $31,430,210.93            34.15
   05/01/97            260     $29,857,254.41            32.44
   06/01/97              2        $180,000.00            00.20
   10/01/97              1        $247,279.26            00.27
__________________________________________________________________________
Total........          787     $92,032,888.72           100.00%
==========================================================================
        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                          LOAN SUMMARY STRATIFIED BY
                                 PERIODIC CAP


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
Periodic                Mortgage          Principal          Principal
  Cap                     Loans            Balance            Balance

  1.000                       1            212,006.39           0.10
  1.500                    2103        203,965,360.86          99.78
  2.000                       1            247,279.26           0.12
__________________________________________________________________________
Total.................     2105       $204,424,646.51         100.00%
==========================================================================



                        CURRENT MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 < Balance <=    10,000       2           16,957.77       0.01
    10,000 < Balance <=    15,000       7           95,643.06       0.05
    15,000 < Balance <=    20,000      24          426,413.93       0.21
    20,000 < Balance <=    25,000      63        1,446,542.95       0.71
    25,000 < Balance <=    30,000      57        1,614,177.38       0.79
    30,000 < Balance <=    35,000      58        1,901,793.93       0.93
    35,000 < Balance <=    40,000      74        2,796,954.95       1.37
    40,000 < Balance <=    45,000     100        4,290,219.36       2.10
    45,000 < Balance <=    50,000      98        4,673,332.41       2.29
    50,000 < Balance <=    55,000     100        5,299,685.57       2.59
    55,000 < Balance <=    60,000     119        6,889,454.77       3.37
    60,000 < Balance <=    65,000     110        6,946,612.17       3.40
    65,000 < Balance <=    70,000     117        7,908,827.61       3.87
    70,000 < Balance <=    75,000      88        6,414,555.51       3.14
    75,000 < Balance <=    80,000      96        7,466,444.63       3.65
    80,000 < Balance <=    85,000      70        5,808,664.16       2.84
    85,000 < Balance <=    90,000      63        5,542,287.45       2.71
    90,000 < Balance <=    95,000      64        5,944,099.85       2.91
    95,000 < Balance <=   100,000      87        8,528,147.52       4.17
   100,000 < Balance <=   105,000      47        4,831,689.79       2.36
   105,000 < Balance <=   110,000      59        6,362,216.93       3.11
   110,000 < Balance <=   115,000      52        5,858,680.03       2.87
   115,000 < Balance <=   120,000      50        5,883,783.40       2.88
   120,000 < Balance <=   125,000      40        4,938,540.05       2.42
   125,000 < Balance <=   130,000      35        4,463,296.46       2.18
   130,000 < Balance <=   135,000      23        3,055,632.46       1.49
   135,000 < Balance <=   140,000      32        4,421,197.27       2.16
   140,000 < Balance <=   145,000      22        3,141,294.03       1.54
   145,000 < Balance <=   150,000      32        4,752,658.81       2.32
   150,000 < Balance <=   200,000     154       26,499,844.34      12.96
   200,000 < Balance <=   250,000      80       17,925,871.13       8.77
   250,000 < Balance <=   300,000      32        8,811,559.76       4.31
   300,000 < Balance <=   350,000      23        7,575,690.76       3.71
   350,000 < Balance <=   400,000      10        3,817,118.94       1.87
   400,000 < Balance <=   450,000       4        1,721,587.77       0.84
   450,000 < Balance <=   500,000      10        4,733,665.11       2.32
   500,000 < Balance <=   550,000       2        1,039,504.49       0.51
   550,000 < Balance <=   600,000       1          580,000.00       0.28
__________________________________________________________________________
Total....................            2105     $204,424,646.51     100.00%
==========================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AZ                        70               5,961,671.61         2.92
CA                       248              40,014,451.57        19.57
CO                       129              13,892,108.58         6.80
FL                       124              11,429,952.28         5.59
HI                        30               5,605,259.07         2.74
ID                       146              11,591,791.83         5.67
IL                        71               6,640,045.96         3.25
LA                        71               5,256,484.50         2.57
MI                       115               9,367,935.74         4.58
NM                        49               5,273,966.60         2.58
OH                       108               7,233,620.93         3.54
PA                        98               7,270,110.10         3.56
TN                        58               4,548,247.11         2.22
TX                        78               6,988,338.64         3.42
UT                        88              10,038,802.22         4.91
WA                        65               6,445,825.55         3.15
WI                        71               5,479,110.44         2.68
Other			 486              41,386,923.78        20.25
__________________________________________________________________________
Total...............    2105            $204,424,646.51       100.00%
==========================================================================



                             MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                   1781       168,339,322.40      82.35
Low-Rise Condo                    76         6,991,380.06       3.42
PUD                              139        19,263,917.51       9.42
High-Rise Condo                   14         1,314,727.37       0.64
2-4 Family                        95         8,515,299.17       4.17
__________________________________________________________________________
Total...............            2105      $204,424,646.51     100.00%
==========================================================================



                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                      1839   184,256,350.40          90.13
Non Owner Occ.                   233    15,676,286.33           7.67
Vacation/Second Home              33     4,492,009.78           2.20
__________________________________________________________________________
Total..................         2105  $204,424,646.51         100.00%
==========================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                                           LOAN SUMMARY STRATIFIED BY
                                                  LOAN PURPOSE
                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Purchase                         658    64,924,724.74          31.76
Refinance/No ETO                 415    48,741,485.05          23.84
Refinance/ETO                   1032    90,758,436.72          44.40
__________________________________________________________________________
Total..................         2105  $204,424,646.51         100.00%
==========================================================================

                                           LOAN SUMMARY STRATIFIED BY
                                                  MTG. TYPE
                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
 Mtg. Type                     Loans         Balance          Balance

2/28  6M                        1318       112,391,757.79      54.98
5/25  1 CMT                        1           247,279.26       0.12
6 MONTH                          786        91,785,609.46      44.90
__________________________________________________________________________
Total..................         2105      $204,424,646.51     100.00%
==========================================================================



                                 LIEN SUMMARY
                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                       2105             204,424,646.51       100.00
__________________________________________________________________________
Total...............    2105            $204,424,646.51       100.00%
==========================================================================

                                       PREPAYMENT PENALTY
                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                             Number of            Unpaid          Aggregate
                             Mortgage            Principal        Principal
                               Loans              Balance          Balance

NO                              1050            107,790,164.50      52.73
YES                             1055             96,634,482.01      47.27
__________________________________________________________________________
Total...............           2105         $204,424,646.51     100.00%
==========================================================================

                               ORIGINATION PROGRAM
                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

Conforming                 2                 459,285.65         0.22
B&C Program             2103             203,965,360.86        99.78
__________________________________________________________________________
Total...............    2105            $204,424,646.51       100.00%
==========================================================================
        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



________________________________________________________________________________

     -  Country Wide 1996-1
     -  Cut Off Date of Tape is  11/1/96
     -  FIXED RATE COLLATERAL (GROUP II)
     -  $95,411,499.86
________________________________________________________________________________

Number of Mortgage Loans:                                   2,275

Aggregate Unpaid Principal Balance:                $95,411,499.86
Aggregate Original Principal Balance:              $95,894,914.38

Weighted Average Gross Coupon:                            10.770%
Gross Coupon Range:                             6.375% -  15.875%
________________________________________________________________________________

Average Unpaid Principal Balance:                      $41,939.12
Average Original Principal Balance:                    $42,151.61

Maximum Unpaid Principal Balance:                     $408,000.00
Minimum Unpaid Principal Balance:                       $8,301.34

Maximum Original Principal Balance:                   $408,000.00
Minimum Original Principal Balance:                     $8,550.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):         232.319
Stated Rem Term Range:                          54.000 -  360.000

Weighted Average Age (First Pay thru Last Pay):             2.591
Age Range:                                       0.000 -   35.000

Weighted Average Original Term:                           234.911
Original Term Range:                            60.000 -  360.000

Weighted Average Combined LTV:                             79.747
Combined LTV Range:                             7.179% - 100.674%

________________________________________________________________________________


                      GROSS MORTGAGE INTEREST RATE RANGE


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
         Gross Mortgage            Number of      Unpaid          Aggregate
         Interest Rate             Mortgage      Principal        Principal
             Range                   Loans        Balance          Balance

 6.00% < Gross Coupon <=  6.50%          1          246,106.18       0.26
 6.50% < Gross Coupon <=  7.00%          2          473,267.50       0.50
 7.00% < Gross Coupon <=  7.50%          3          512,647.35       0.54
 7.50% < Gross Coupon <=  8.00%          8          575,167.94       0.60
 8.00% < Gross Coupon <=  8.50%         14        1,020,606.51       1.07
 8.50% < Gross Coupon <=  9.00%         60        3,256,544.22       3.41
 9.00% < Gross Coupon <=  9.50%        226       10,089,544.81      10.57
 9.50% < Gross Coupon <= 10.00%        289       13,330,644.77      13.97
10.00% < Gross Coupon <= 10.50%        162        7,464,580.03       7.82
10.50% < Gross Coupon <= 11.00%        412       16,861,071.79      17.67
11.00% < Gross Coupon <= 11.50%        496       18,908,700.17      19.82
11.50% < Gross Coupon <= 12.00%        307       11,933,499.39      12.51
12.00% < Gross Coupon <= 12.50%        175        5,830,253.01       6.11
12.50% < Gross Coupon <= 13.00%         81        3,030,780.24       3.18
13.00% < Gross Coupon <= 13.50%         16          931,461.20       0.98
13.50% < Gross Coupon <= 14.00%         15          693,691.42       0.73
14.00% < Gross Coupon <= 14.50%          4          112,969.75       0.12
14.50% < Gross Coupon <= 15.00%          3          122,640.61       0.13
15.50% < Gross Coupon <= 16.00%          1           17,322.97       0.02

____________________________________________________________________________
Total..........                       2275     $ 95,411,499.86     100.00%
============================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                     REMAINING MONTHS TO STATED MATURITY


                                                         Percentage of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         Mortgage     Principal            Principal
      Remaining Term       Loans       Balance              Balance

 48 < Rem Term <=  60          4         826,042.85           0.87%
108 < Rem Term <= 120          3          51,722.22           0.05%
156 < Rem Term <= 168         27         922,923.67           0.97%
168 < Rem Term <= 180      1,835      64,044,091.87          67.12%
324 < Rem Term <= 336          1         258,399.14           0.27%
336 < Rem Term <= 348          1          65,052.24           0.07%
348 < Rem Term <= 360        404      29,243,267.87          30.65%
___________________________________________________________________
Total............          2,275      95,411,499.86         100.00%
===================================================================



                                    ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                                    Number of     Unpaid          Aggregate
                                    Mortgage     Principal        Principal
 Original CLTV Ratio                  Loans       Balance          Balance

  5.000 < CLTV <=  10.000                 2          53,985.29       0.06
 10.000 < CLTV <=  15.000                 2          55,096.10       0.06
 15.000 < CLTV <=  20.000                 2          54,897.38       0.06
 20.000 < CLTV <=  25.000                 6         167,583.12       0.18
 25.000 < CLTV <=  30.000                 7         143,867.17       0.15
 30.000 < CLTV <=  35.000                 8         331,918.95       0.35
 35.000 < CLTV <=  40.000                11         386,129.96       0.40
 40.000 < CLTV <=  45.000                16         841,402.48       0.88
 45.000 < CLTV <=  50.000                28       1,348,812.14       1.41
 50.000 < CLTV <=  55.000                40       1,988,494.37       2.08
 55.000 < CLTV <=  60.000                44       2,242,392.08       2.35
 60.000 < CLTV <=  65.000                92       4,780,613.58       5.01
 65.000 < CLTV <=  70.000               151       7,642,008.92       8.01
 70.000 < CLTV <=  75.000               192      10,925,379.89      11.45
 75.000 < CLTV <=  80.000               322      14,979,975.03      15.70
 80.000 < CLTV <=  85.000               176       8,184,731.13       8.58
 85.000 < CLTV <=  90.000               951      34,485,694.08      36.14
 90.000 < CLTV <=  95.000                62       1,991,553.13       2.09
 95.000 < CLTV <= 100.000               160       4,710,761.01       4.94
          CLTV >  100.000                 3          96,204.05       0.10
__________________________________________________________________________
Total....................             2,275     $95,411,499.86     100.00%
==========================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                        CURRENT MORTGAGE LOAN AMOUNTS


                                                               Percentage of
                                                Aggregate      Cut-Off Date
             Current             Number of       Unpaid          Aggregate
          Mortgage Loan          Mortgage       Principal        Principal
        Principal Balance          Loans         Balance          Balance

     5,000 < Balance <=    10,000       9           87,427.05       0.09
    10,000 < Balance <=    15,000     103        1,487,046.50       1.56
    15,000 < Balance <=    20,000     285        5,322,671.77       5.58
    20,000 < Balance <=    25,000     317        7,318,789.18       7.67
    25,000 < Balance <=    30,000     307        8,624,103.23       9.04
    30,000 < Balance <=    35,000     254        8,335,859.93       8.74
    35,000 < Balance <=    40,000     262        9,895,324.91      10.37
    40,000 < Balance <=    45,000     164        7,000,785.28       7.34
    45,000 < Balance <=    50,000     110        5,358,858.70       5.62
    50,000 < Balance <=    55,000      66        3,483,246.62       3.65
    55,000 < Balance <=    60,000      62        3,577,642.47       3.75
    60,000 < Balance <=    65,000      45        2,826,549.37       2.96
    65,000 < Balance <=    70,000      39        2,637,740.76       2.76
    70,000 < Balance <=    75,000      30        2,181,468.48       2.29
    75,000 < Balance <=    80,000      32        2,487,701.81       2.61
    80,000 < Balance <=    85,000      24        1,995,645.56       2.09
    85,000 < Balance <=    90,000      21        1,856,703.66       1.95
    90,000 < Balance <=    95,000      20        1,848,254.55       1.94
    95,000 < Balance <=   100,000      28        2,766,189.87       2.90
   100,000 < Balance <=   105,000       8          820,919.98       0.86
   105,000 < Balance <=   110,000       8          873,558.29       0.92
   110,000 < Balance <=   115,000       4          446,049.77       0.47
   115,000 < Balance <=   120,000       7          827,866.91       0.87
   120,000 < Balance <=   125,000       7          859,829.96       0.90
   125,000 < Balance <=   130,000       4          509,497.95       0.53
   130,000 < Balance <=   135,000       6          796,885.79       0.84
   135,000 < Balance <=   140,000       4          553,650.00       0.58
   140,000 < Balance <=   145,000       3          430,293.85       0.45
   145,000 < Balance <=   150,000       4          596,180.02       0.62
   150,000 < Balance <=   200,000      18        3,129,169.89       3.28
   200,000 < Balance <=   250,000      11        2,457,363.69       2.58
   250,000 < Balance <=   300,000       6        1,600,298.11       1.68
   300,000 < Balance <=   350,000       4        1,266,425.95       1.33
   350,000 < Balance <=   400,000       2          743,500.00       0.78
   400,000 < Balance <=   450,000       1          408,000.00       0.43
__________________________________________________________________________
Total....................            2275     $ 95,411,499.86     100.00%
==========================================================================



              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AZ                        46               2,053,225.38         2.15
CA                      1181              50,091,087.96        52.50
FL                        85               4,071,776.81         4.27
HI                        14               2,293,326.40         2.40
LA                        38               1,988,989.15         2.08
MI                        53               2,045,056.81         2.14
OR                        56               2,748,114.81         2.88
UT                        75               2,483,718.04         2.60
WA                       101               4,078,186.26         4.27
Other                    626              23,558,018.24        24.71
__________________________________________________________________________
Total...............    2275            $ 95,411,499.86       100.00%
==========================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                             MORTGAGED PROPERTIES


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                   1969        80,610,944.76      84.49
Low-Rise Condo                    52         2,279,200.78       2.39
PUD                              216        10,013,266.87      10.49
High-Rise Condo                    2            55,466.68       0.06
2-4 Family                        36         2,452,620.77       2.57
__________________________________________________________________________
Total...............            2275      $ 95,411,499.86     100.00%
==========================================================================



                          LOAN SUMMARY STRATIFIED BY
                               OWNER OCCUPANCY
                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                      2190    91,404,095.00          95.80
Non Owner Occ.                    80     3,736,433.78           3.92
Vacation/Second Home               5       270,971.08           0.28
__________________________________________________________________________
Total..................         2275  $ 95,411,499.86         100.00%
==========================================================================

                                           LOAN SUMMARY STRATIFIED BY
                                                  LOAN PURPOSE
                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Purchase                          75     6,314,891.16           6.62
Refinance/No ETO                  77     6,988,319.73           7.32
Refinance/ETO                    257    17,069,072.55          17.89
2nd or > Mtg.                   1866    65,039,216.42          68.17
__________________________________________________________________________
Total..................         2275  $ 95,411,499.86         100.00%
==========================================================================


                                           LOAN SUMMARY STRATIFIED BY
                                                     MTG. TYPE


                                                           Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
   Mtg. Type                    Loans         Balance          Balance

10 YR.                             3            51,722.22       0.05
15 YR.                           402        11,615,729.95      12.17
30 YR.                           406        29,566,719.25      30.99
30/15 BALLOON                   1460        53,351,285.59      55.92
30/5 BALLOON                       1            20,478.66       0.02
30/7 BALLOON                       3           805,564.19       0.84
__________________________________________________________________________
Total..................         2275      $ 95,411,499.86     100.00%
==========================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                                 LIEN SUMMARY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                        409              30,372,283.44        31.83
2                       1866              65,039,216.42        68.17
__________________________________________________________________________
Total...............    2275            $ 95,411,499.86       100.00%
==========================================================================


                                        PREPAYMENT PENALTY


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                             Number of            Unpaid          Aggregate
                             Mortgage            Principal        Principal
                               Loans              Balance          Balance

NO                            1977             73,350,934.38      76.88
YES                            298             22,060,565.48      23.12
__________________________________________________________________________
Total...............          2275           $ 95,411,499.86     100.00%
==========================================================================



                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

Conforming                45               2,954,942.96         3.10
B&C Program              401              28,637,949.17        30.02
2nd lien Program        1829              63,818,607.73        66.89
__________________________________________________________________________
Total...............    2275            $ 95,411,499.86       100.00%
==========================================================================

        THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.



                                 Exhibit 99.2
                                 ____________



                        [COOPERS & LYBRAND LETTERHEAD]



                      CONSENT OF INDEPENDENT ACCOUNTANTS

          We consent to the incorporation by reference in the Prospectus Supplement of our report dated January 22, 1996 on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1995 and 1994, and for each of the three years in the period ended
          December 31, 1995. We also consent to the reference to our Firm under the caption "Experts".


                                   /s/ Coopers & Lybrand
                                   COOPERS & LYBRAND L.L.P.


New York, New York
November 20, 1996